June 27, 2005

Mr. Michael Phalen

Chief Financial Officer

Krispy Kreme Doughnuts, Inc.

370 Knollwood Street, Suite 500

Winston-Salem, NC 27103

Re:	Services Agreement dated January 18, 2005, Amendment to Services Agreement dated March 31, 2005, and Letter Agreements dated March 10, 2005, April 20, 2005, and May 25, 2005

Dear Mr. Phalen:

We regret that we must request a further extension to the deadline to negotiate a “Success Fee” (as that term is defined in the Services Agreement) through and including July 31, 2005.

As you are aware, we continue to be immersed in the restructuring efforts, and have not been unable to negotiate the Success Fee within the earlier timeframe. We appreciate your indulgence and apologize for any inconvenience.

Please sign and return a copy of this letter to confirm your agreement to this further extension.

Very truly yours,

/s/ Elizabeth S. Kardos
Elizabeth S. Kardos
General Counsel
for Kroll Zolfo Cooper LLC

Agreed:

By:
/s/ James H. Morgan_______________________
Krispy Kreme Doughnuts, Inc.

By:
/s/ Stephen F. Cooper______________________
Stephen F. Cooper

By:
/s/ Steven G. Panagos____________________
Steven G. Panagos